The UBS Funds

Summary Prospectus Supplement

•	UBS Global Allocation Fund

March 1, 2017

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus of the UBS Global Allocation Fund series (the "Fund") of The UBS Funds, dated October 28, 2016, as follows:

Andreas Koester and Jonathan Davies no longer serve as portfolio managers for the Fund.  The remaining portfolio manager, Philip Brides, and Gian Plebani will assume portfolio management responsibilities for the Fund.

Therefore, the first and second bullets under the heading "Portfolio managers" are deleted in their entirety and the following is added:

•	Gian Plebani, portfolio manager of the Fund since March 2017.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-876